Exhibit 99.2

RENEWAL AND TRANSITION SUPPLEMENTAL OPERATING AND FINANCIAL DATA FOURTH QUARTER 2021

4Q 2021 SUPPLEMENTAL REPORT FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 22 , 25 and 26 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com . TABLE OF CONTENTS 2 COMPANY Company Information & Leadership 3 INVESTMENTS Real Estate Activities Investments and Capital Recycling 4 Acquisitions, Mortgage & Mezzanine Loan Originations 5 Joint Ventures 6 Lease-Up and Renovations & Expansions 7 5-Year Lease-Up History 8 PORTFOLIO Overview 9-10 Maturity 11 Diversification Operators 12-13 Geography, MSA, Age of Portfolio 14-15 Real Estate Investments Metrics 16 Update 17 FINANCIAL Enterprise Value 18 Debt Metrics 19 Debt Maturity 20 Financial Data Summary 21-22 Income Statement Data 23 Consolidated Balance Sheets 24 Funds from Operations 25-26 ESG and GLOSSARY ESG (Environmental, Social & Governance) 27 Glossary 28-29

4Q 2021 SUPPLEMENTAL REPORT 3 Founded in 1992 , LTC Properties, Inc . (NYSE : LTC) is a self - administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale - leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending . LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof . Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income . To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle) . For more information, visit www . LTCreit . com . Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. BOARD OF DIRECTORS ANALYSTS WENDY SIMPSON Chairman and Chief Executive Officer PAM KESSLER Co - President, CFO and Secretary CLINT MALIN Co - President and Chief Investment Officer CECE CHIKHALE Executive Vice President, Chief Accounting Officer and Treasurer DOUG KOREY Executive Vice President, Managing Director of Business Development PETER LYEW Vice President, Director of Taxes GIBSON SATTERWHITE Senior Vice President, Asset Management MANDI HOGAN Vice President of Marketing, Investor Relations and ESG MIKE BOWDEN Vice President, Investments LEADERSHIP RACHEL SON Vice President and Controller LTC PROPERTIES, INC. 2829 Townsgate Road Suite 350 Westlake Village, CA 91361 805 - 981 - 8655 www.LTCreit.com TRANSFER AGENT Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717 - 8309 ATTN: IWS 866 - 708 - 5586 WENDY SIMPSON Chairman CORNELIA CHENG ESG Committee Chairman BOYD HENDRICKSON Lead Independent Director JAMES PIECZYNSKI Nominating & Corporate Governance Committee Chairman DEVRA SHAPIRO Audit Committee Chairman TIMOTHY TRICHE, MDCompensation Committee Chairman CONNOR SIVERSKY Berenberg Capital Markets JUAN SANABRIA BMO Capital Markets Corp. DANIEL BERNSTEIN CapitalOne TAYO OKUSANYA Credit Suisse Securities (USA) LLC AARON HECHT JMP Securities, LLC JORDAN SADLER KeyBanc Capital Markets, Inc. MIKE CARROLL RBC Capital Markets Corporation RICHARD ANDERSONSMBC Nikko Securities STEVE MANAKER Stifel, Nicolaus & Company, Inc.

4Q 2021 SUPPLEMENTAL REPORT Million $ 318.8 Total Sales (2) (1) Represents total investments. (2) Reflects total sales price. INVESTMENTS I 4 Million 139.2 Total Gains $ Billion $ 1.6 Total Investments (1) MILLION REAL ESTATE ACTIVITIES – INVESTMENTS AND CAPITAL RECYCLING SINCE 2010 (FROM JANUARY 1, 2010 THROUGH DECEMBER 31, 2021) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Investments Sales

4Q 2021 SUPPLEMENTAL REPORT ACQUISITIONS MORTGAGE LOANS 5 INVESTMENTS I REAL ESTATE ACTIVITIES – ACQUISITIONS, MORTGAGE & MEZZANINE LOAN ORIGINATIONS (DOLLAR AMOUNTS IN THOUSANDS) CONTRACTUAL # OF PROPERTY # BEDS/ DATE OF INITIAL PURCHASE PROPERTIES TYPE UNITS LOCATION OPERATOR CONSTRUCTION CASH YIELD PRICE 2020 1/10 1 SNF 140 beds Longview, TX HMG Healthcare 2014 8.50% 13,500$ DATE (1) We funded additional loan proceeds of $2,000 under an existing mortgage loan. The incremental funding bears interest at 8.89% , e scalating annually by 2.25% thereafter. (2) We entered into a one - year loan agreement secured by a parcel of land for a future development of a post - acute skilled nursing c enter to be operated by Ignite Medical Resorts. (3) The loan includes a 12 - month extension option and the remaining commitment is for capital improvement. (4) The remaining commitment of $4,177 is for the construction of a memory care addition to the property to be funded at a later dat e, subject to satisfaction of various conditions. (5) The initial interest rate is 7.25% with an 8.00% IRR. The remaining commitment is comprised of a $6,098 capital improvement c omm itment and a $650 working capital commitment. STATED # OF PROPERTY # BEDS/ LOAN MATURITY INITIAL REMAINING INTEREST PROPERTIES TYPE UNITS LOCATION TYPE DATE OPERATOR ORIGINATION INVESTMENT COMMITMENT RATE 2020 6/2 4 SNF 501 beds Various in MI (1) Mortgage Oct-2045 Prestige Healthcare 2,000$ 2,000$ —$ 8.89% 2021 9/30 1 OTH N/A St Peters, MO (2) Mortgage Oct-2022 N/A (2) 1,780$ 1,780$ —$ 7.50% 10/1 1 SNF 189 beds Lafayette, LA (3) Mortgage Oct-2024 Crossroads Area Management 27,347 27,047 300 7.50% 10/5 1 ALF/MC 68 units Ocala, FL (4) Mortgage Sep-2025 Pointe Group Care 16,707 12,530 4,177 7.75% 12/1 13 ALF/MC/ILF 523 units NC and SC (5) Mortgage Dec-2025 ALG Senior Living 59,250 52,503 6,747 7.25% 16 189 beds/591 units 105,084$ 93,860$ 11,224$ DATE MEZZANINE LOANS (1) The initial cash rate is 8.00% with a 12.00% IRR. Our investment represents 5.00% of the total investment. (2) The loan includes two 12 - month extension options. The initial cash rate is 8.00% for the first 18 months then increasing to 10.5 0% thereafter with a 10.50% IRR. Our investment represents approximately 8.00% of the total investment. PROPERTY MATURITY LOCATION PROPERTIES OPERATOR TYPE DATE 2018 Atlanta, GA 1 Galerie Management ALF/MC/ILF Mezzanine Dec-2023 8.00% (1) 204 units 7,460$ 2021 Bend, OR 1 BPM Senior Living ILF Mezzanine Oct-2024 8.00% (2) 136 units 4,355 2 340 units 11,815$ COMMITMENT INVESTMENT # BEDS/ INVESTMENT YEAR TYPE RETURN UNITS BALANCE

4Q 2021 SUPPLEMENTAL REPORT INVESTMENT PROPERTY # BEDS/ YEAR LOCATION OPERATOR TYPE INVESTMENT PURPOSE UNITS 2017 Cedarburg, WI Tealwood Senior Living ALF/MC/ILF Owned Real Estate & Development 110 units 22,244$ 2,305$ 19,939$ 2017 Spartanburg, SC ALG Senior ALF Owned Real Estate 87 units 11,660 1,241 10,419 197 units 33,904 3,546 30,358 2018 Medford, OR Fields Senior Living (1) ALF/MC Owned Real Estate & Development 78 units 17,871 1,090 16,781 2018 Medford, OR Fields Senior Living (1) ILF Owned Real Estate 89 units 14,401 2,858 11,543 167 units 32,272 3,948 28,324 2019 Abingdon, VA English Meadows Senior Living (2) ALF/MC Owned Real Estate 74 units 16,895 919 15,976 438 units 83,071$ 8,413$ 74,658$ CONTRIBUTION LTCJOINT VENTURES INTEREST TOTAL NON-CONTROLLING CONTRIBUTIONCOMMITMENT (1) Represents a single joint venture with ownership in two properties. (2) Subsequent to December 31, 2021, we entered into an agreement with the current operator to sell a 74 - unit assisted living commun ity in Virginia for $16,895. The community has a gross book value of $16,895 and a net book value of $15,655. We anticipate recognizing approximately $1,300 of gain on sale in 2Q22. In connectio n w ith the sale, the current operator will pay approximately $1,200 of lease termination fee. (1) The initial cash rate is 7.00% increasing to 9.00% in year - four until the IRR is 8.00%. After achieving an 8.00% IRR, the cash r ate drops to 8.00% with an IRR ranging between of 12.00% and 14.00% depending upon timing of redemption. Our investment represents 15.50% of the total investment. Certificate of occupancy and licensure were received in Oc tober 2021 and December 2021, respectively. (2) The initial cash rate is 8.00% with an IRR of 12.00%. Our investment represents 11.60% of the total estimated project cost. T he JV provides Koelsch the option to buy out our investment at anytime after August 31, 2023 at the IRR rate. The estimated project completion is 4Q22. CONSOLIDATED JOINT VENTURES UNCONSOLIDATED JOINT VENTURES INVESTMENTS I 6 REAL ESTATE ACTIVITIES – JOINT VENTURES (DOLLAR AMOUNTS IN THOUSANDS) PROPERTY # BEDS/ LOCATION PROPERTIES OPERATOR TYPE UNITS 2020 Arlington, WA 1 Fields Senior Living AL/MC Preferred Equity 7.00% (1) 95 units 6,340$ —$ 6,340$ 2020 Vancouver, WA 1 Koelsch Communities UDP-IL/AL Preferred Equity 8.00% (2) 267 units 13,000 — 13,000 2 362 units 19,340$ —$ 19,340$ FUNDING COMMITMENT INVESTMENT INVESTMENT 4Q21 FUNDED YEAR TYPE COMMITMENTRETURN TOTAL TO DATE

4Q 2021 SUPPLEMENTAL REPORT CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 4Q21 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000$ 42$ 1,740$ 1,260$ — (2) 2021 Expansion Ocala, FL Pointe Group Care 1 ALF/MC 7.75% 4,177$ —$ —$ 4,177$ — (3) 2021 Renovation Various cities in NC and SC ALG Senior Living 13 ALF/MC/ILF 7.25% 6,098 — — 6,098 14 10,275$ —$ —$ 10,275$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED (1) This commitment is part of a total loan commitment secured by four properties in Michigan. Interest payment increases upon e ach funding. (2) This commitment is part of a $16,707 loan commitment for the construction of a memory care addition to the property to be fun ded at a later date, subject to satisfaction of various conditions. Interest payment increases upon each funding. (3) This commitment is part of a total loan commitment secured by 13 properties, (12) North Carolina and (1) South Carolina. Inte res t payment increases upon each funding. (1) Total Investment includes land acquisition, closing costs and total development funding and excludes capitalized interest. (2) Certificate of occupancy was received in March 2020 and license was received in May 2020. Due to COVID - 19 pandemic, opening was delayed until September 2020. LEASE - UP RENOVATIONS & EXPANSIONS: MORTGAGE LOANS INVESTMENTS I 7 REAL ESTATE ACTIVITIES – LEASE - UP AND RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL ACQUIRED OPENED 12/31/2021 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD May-2018 Sep-2020 (2) 58% 2018 Development Medford, OR Fields Senior Living 1 ALF/MC 78 units 7.65% 17,885$ INVESTMENT (1) TOTAL

4Q 2021 SUPPLEMENTAL REPORT (1) Represents date of Certificate of Occupancy. (2) Although this property met our definition of stabilization on page 29 based on the time criteria, it did not meet the occupan cy threshold. INVESTMENTS I 8 REAL ESTATE ACTIVITIES – 5 - YEAR LEASE - UP HISTORY PROPERTY PROJECT # BEDS/ DATE DATE DATE PROPERTY LOCATION OPERATOR TYPE TYPE UNITS ACQUIRED OPENED (1) STABILIZED Greenridge Place Westminster, CO Anthem MC Development 60 units Dec-2013 Feb-2015 Feb-2017 24 (2) Harvester Place Burr Ridge, IL Anthem MC Development 66 units Oct-2014 Feb-2016 Feb-2018 24 (2) Vineyard Place Murrieta, CA Anthem MC Development 66 units Sep-2015 Aug-2016 Aug-2018 24 (2) Porter Place Tinley Park, IL Anthem MC Development 66 units May-2015 Jul-2016 Jul-2018 24 (2) Emerald Place Glenview, IL Anthem MC Development 66 units Oct-2015 Dec-2017 Dec-2019 24 (2) Grace Point Place Oak Lawn, IL Anthem MC Development 66 units Oct-2016 Jun-2018 Jun-2020 24 (2) Boonespring Healthcare Center Union, KY Carespring SNF Development 143 beds Sep-2016 Feb-2019 Dec-2019 10 Pavilion at Creekwood Mansfield, TX Fundamental SNF Acquisition 126 beds Feb-2016 Jul-2015 Feb-2017 12 Carmel Village Memory Care Clovis, CA Generations MC/ILF Acquisition 73 units Jun-2017 Sep-2016 Jun-2018 12 Carmel Village at Clovis Clovis, CA Generations ALF Acquisition 107 units Jun-2017 Nov-2014 Jun-2018 12 Ignite Medical Resort Blue Springs Independence, MO Ignite Medical Resorts SNF Development 90 beds Aug-2019 Sep-2020 Jun-2021 9 Oxford Villa Wichita, KS Oxford Senior Living ILF Development 108 units May-2015 Nov-2016 Nov-2018 24 (2) Oxford Kansas City Kansas City, MO Oxford Senior Living ALF/MC Acquisition 73 units Oct-2017 Aug-2017 Jun-2019 22 Hamilton House Cedarburg, WI Tealwood ALF/MC/ILF Development 110 units Dec-2017 Feb-2019 Feb-2021 24 (2) # OF MONTHS TO STABILIZATION

4Q 2021 SUPPLEMENTAL REPORT # OF % OF % OF BY INVESTMENT TYPE PROPERTIES INVESTMENT REVENUES REVENUES INCOME STATEMENT LINE Owned Portfolio 153 1,408,557$ 78.1% 107,084$ (1) 75.2% Rental Income Mortgage Loans 37 347,915 19.3% 32,811 23.1% Interest Income from Mortgage Loans Notes Receivable 2 28,623 1.6% 987 (2) 0.7% Interest and Other Income Unconsolidated Joint Ventures (3) 1 19,340 1.0% 1,417 1.0% Income from Unconsolidated Joint Ventures Total 193 1,804,435$ 100.0% 142,299$ 100.0% # OF % OF BY PROPERTY TYPE PROPERTIES INVESTMENT Assisted Living 119 929,113$ 51.4% Skilled Nursing 73 849,182 47.2% Under Development (3) — 13,000 0.7% Other (4) 1 13,140 0.7% Total 193 1,804,435$ 100.0% INVESTMENT GROSS INVESTMENT TWELVE MONTHS ENDED DECEMBER 31, 2021 GROSS Owned Portfolio 78.1% Mortgage Loans* 19.3% Notes Receivable 1.6% Unconsolidated Joint Ventures 1.0% Assisted Living 51.4% Skilled Nursing 47.2% Under Development 0.7% Other 0.7% (1) Includes cash rent, straight - line rent and amortization of lease incentives and excludes real estate tax reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended December 31 , 2021 . See page 21 for Components of Rental Income . (2) Includes interest income from mezzanine loans and working capital notes . (3) Includes a $ 13 , 000 preferred equity investment in an entity that will develop and own a 267 - unit ILF/ALF community in Washington . See page 6 for Unconsolidated Joint Ventures . (4) Includes one behavioral health care hospital and three parcels for land held - for - use and one parcel of land securing a first mortgage held for future development of a post - acute skilled nursing center . 35 Operators 28 States 193 Properties PORTFOLIO I 9 PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) *Weighted average maturity – 17.5 years GROSS INVESTMENT BY INVESTMENT TYPE GROSS INVESTMENT BY PROPERTY TYPE

4Q 2021 SUPPLEMENTAL REPORT (1) Includes cash rent, straight - line rent and amortization of lease incentives and excludes real estate tax reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended December 31 , 2021 . See page 21 for Components of Rental Income . (2) Includes interest income from mezzanine loans and working capital notes . ALF 38.2% SNF 36.3% OTH 0.7% PORTFOLIO I 10 PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) % OF RENTAL INCOME % OF INTEREST INCOME ALF 0.6% SNF 0.1% % OF INTEREST & OTHER INCOME ALF 0.3% UDP 0.7% % OF UNCONSOLIDATED JV INCOME ALF 0.4% SNF 22.7% # OF OWNED PROPERTIES PROPERTIES RENTAL INCOME Assisted Living 102 844,301$ 46.8% 54,449$ 38.2% Skilled Nursing 50 552,896 30.7% 51,668 36.3% Other 1 11,360 0.6% 967 0.7% Total 153 1,408,557$ 78.1% 107,084$ 75.2% # OF MORTGAGE LOANS PROPERTIES INTEREST INCOME Assisted Living 14 59,886$ 3.3% 564$ 0.4% Skilled Nursing 23 286,249 15.9% 32,213 22.7% Other — 1,780 0.1% 34 — % Total 37 347,915$ 19.3% 32,811$ 23.1% REAL ESTATE INVESTMENTS 190 1,756,472$ 97.4% 139,895$ # OF INTEREST AND NOTES RECEIVABLE PROPERTIES OTHER INCOME Assisted Living 2 18,586$ 1.0% 882$ 0.6% Skilled Nursing — 10,037 0.6% 105 0.1% Total 2 28,623$ 1.6% 987$ 0.7% # OF UNCONSOLIDATED UNCONSOLIDATED JOINT VENTURES PROPERTIES JV INCOME Assisted Living 1 6,340$ 0.3% 450$ 0.3% Under Development — 13,000 0.7% 967 0.7% Total 1 19,340$ 1.0% 1,417$ 1.0% TOTAL INVESTMENTS 193 1,804,435$ 100.0% 142,299$ 100.0% INVESTMENT TWELVE MONTHS ENDED DECEMBER 31, 2021 GROSS % OF GROSS INVESTMENT REVENUES (1) % OF TOTAL INVESTMENT GROSS GROSS INVESTMENT GROSS INVESTMENT % OF GROSS INVESTMENT % OF GROSS INVESTMENT % OF GROSS INVESTMENT REVENUES % OF TOTAL REVENUES % OF TOTAL REVENUES (2) % OF TOTAL

4Q 2021 SUPPLEMENTAL REPORT 11.2% 2.8% 4.6% 5.9% 11.6% 7.3% 0.7% 28.8% 0.1% 1.6% 3.1% 20.6% 0.2% 0.4% 0.1% 1.0% 0.0% 20.0% 40.0% 2022 2023 2024 2025 2026 2027 2028 Thereafter RENTAL INTEREST OTHER NOTES JV (As a % of Total Annualized GAAP Income) (1) Near Term Maturities: » Six in 2022 with an annualized GAAP income totaling $17.6 million (3) » Nine in 2023 with an annualized GAAP income totaling $4.9 million » Four in 2024 with an annualized GAAP income totaling $9.5 million » As of December 31, 2021, approximately 92% of owned properties are covered under master leases and approximately 87% of rental revenues come from master leases or cross - default leases. (1) Represents annualized contractual GAAP rent prior to abatements, GAAP interest income from mortgage loans, mezzanine loans and working capital notes and income from unconsolidated joint ventures for the month of December 2021 for investments as of December 31 , 2021 . (2) Represents income from two preferred equity investments accounted for as unconsolidated joint ventures . These preferred equity investments do not have scheduled maturities but provide the entity an option to redeem our investment at a future date . See page 6 for further discussion on our unconsolidated joint ventures . (3) One of the six maturities is Brookdale which represents 82 % of the annualized GAAP income maturing in 2022 as of December 31 , 2021 . See page 13 for Brookdale disclosure . PORTFOLIO MATURITY (AS OF DECEMBER 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) % OF % OF % OF % OF % OF YEAR TOTAL TOTAL TOTAL TOTAL TOTAL 2022 17,154$ (3) 15.3% 135$ 0.4% 341$ 29.7% —$ — 17,630$ 11.5% 2023 4,303 3.8% — — 640 55.8% — — 4,943 3.2% 2024 7,094 6.3% 2,414 6.2% — — — — 9,508 6.2% 2025 9,068 8.1% 4,711 12.1% — — — — 13,779 9.0% 2026 17,792 15.9% — — 41 3.6% — — 17,833 11.6% 2027 11,279 10.1% — — — — — — 11,279 7.3% 2028 1,063 0.9% — — — — — — 1,063 0.7% Thereafter 44,356 39.6% 31,643 81.3% 125 10.9% 1,504 100.0% 77,628 50.5% Total 112,109$ 100.0% 38,903$ 100.0% 1,147$ 100.0% 1,504$ 100.0% 153,663$ 100.0% RENTAL INTEREST OTHER NOTES UNCONSOLIDATED ANNUALIZED INCOME (1) INCOME (1) INCOME (1) JV INCOME (1)(2) GAAP INCOME (1) PORTFOLIO I 11

4Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 12 PORTFOLIO DIVERSIFICATION – 35 OPERATORS (AS OF DECEMBER 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) FUNDAMENTAL Privately Held SNF/MC Hospitals & Other Rehab 80 Properties 8 States GENESIS OTC PINK: GENN SNF/ Senior Living More than 250 Properties 22 States JUNIPER Privately Held ALF/ILF/MC/SNF 27 Properties 4 States ALG Privately Held ALF/ILF/MC 128 Properties 7 States FIELDS Privately Held ALF/MC/ILF 4 Properties 2 States PRESTIGE Privately Held SNF/ALF/ILF Other Rehab 78 Properties 5 States BROOKDALE NYSE: BKD ILF/ALF/MC Continuing Care 682 Properties 41 States ANTHEM Privately Held Exclusively MC 12 Properties 5 States CARESPRING Privately Held SNF/ALF/ILF Transitional Care 13 Properties 2 States ARK Privately Held SNF/ALF/ILF 13 Properties 4 States OPERATORS # OF PROPS % % % GROSS INVESTMENT % Prestige Healthcare 24 27,218$ 19.1% 27,218$ 18.2% 32,685$ 21.3% 272,453$ 15.1% Brookdale Senior Living (6) 35 14,548 10.2% 14,548 9.7% 14,536 9.4% 102,921 5.7% Anthem Memory Care (6) 11 10,800 7.6% 10,800 7.2% 10,800 7.0% 139,176 7.7% Carespring Health Care Management 4 10,242 7.2% 10,242 6.8% 11,185 7.3% 102,520 5.7% Ark Post Acute Network (7) 7 8,914 6.3% 8,914 6.0% 8,257 5.4% 71,742 4.0% Fundamental 7 8,892 6.2% 8,892 5.9% 8,392 5.5% 75,795 4.2% Genesis Healthcare (6) 6 8,539 6.0% 8,539 5.7% 8,539 5.5% 50,004 2.8% Juniper Communities 7 6,810 4.8% 6,810 4.5% 6,462 4.2% 92,319 5.1% ALG Senior Living 15 5,449 3.8% 5,449 3.6% 5,338 3.5% 74,888 4.1% Fields Senior Living 5 4,296 3.0% 4,296 2.9% 4,350 2.8% 72,108 4.0% All Others (6) 72 36,654 25.8% 44,209 29.5% 43,119 28.1% 750,509 41.6% 193 142,362$ 100.0% 149,917$ 100.0% 153,663$ 100.0% 1,804,435$ 100.0% ANNUALIZED GAAP (3)(5) ANNUALIZED ACTUAL CASH (1)(4) ANNUALIZED CONTRACTUAL CASH (2)(4)(5) (1) Represents annualized cash rental income, interest income from mortgage loans, mezzanine loans and working capital notes and income from unconsolidated joint ventures received for the month of December 2021 for investments as of December 31 , 2021 . (2) Represents annualized contractual cash rental income prior to abatements, interest income from mortgage loans, mezzanine loans and working capital notes and income from unconsolidated joint ventures for the month of December 2021 for investments as of December 31 , 2021 . (3) Represents annualized GAAP rent prior to abatements, GAAP interest income from mortgage loans, mezzanine loans and working capital notes and income from unconsolidated joint ventures for the month of December 2021 for investments as of December 31 , 2021 . (4) The difference between annualized actual cash and annualized contractual cash is due to deferrals and abatements . (5) The difference between annualized contractual cash and annualized GAAP is due to straight - line rent, lease inducements and effective interest . (6) See operator updates on page 13 . (7) The senior leadership team from Traditions Senior Management (“Traditions”) formed Ark Post Acute Network as their own management company to operate the properties under the existing master lease agreement . The lessee entity and its ownership remains unchanged and the guaranty from the principal remains in place as security for the master lease .

4Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 13 PORTFOLIO DIVERSIFICATION – OPERATOR UPDATE (DOLLAR AMOUNTS IN THOUSANDS) During 2020 , an affiliate of Senior Lifestyle (“Senior Lifestyle”) paid us $ 13 , 800 of their $ 18 , 400 contractual rent and we applied their letter of credit and deposits totaling $ 3 , 725 to past due rent of $ 3 , 600 and to their outstanding notes receivable of $ 125 . Accordingly, we recognized $ 17 , 400 of rental revenue from Senior Lifestyle in 2020 . To date in 2021 , Senior Lifestyle has not paid rent or its other obligations under the master lease . During 2021 , we transition 18 assisted living communities previously leased to Senior Lifestyle to five operators . These communities are located in Illinois, Ohio, Wisconsin, Colorado, Pennsylvania and Nebraska . Also, during 2021 , we sold three Wisconsin communities and a closed community in Nebraska previously leased to Senior Lifestyle for a combined total of $ 35 , 900 . We received total proceeds of $ 34 , 764 and recorded a net gain on sale of $ 5 , 390 . We expect to transition the remaining New Jersey community to an existing operator during 1 Q 22 . Anthem paid us annual cash rent of $ 10 , 800 in 2021 and $ 9 , 900 in 2020 . We anticipate they will pay annualized cash rent of $ 10 , 800 through 2022 . Anthem is current on agreed upon rent payments through February 2022 . Brookdale’s master lease was scheduled for expiration on December 31 , 2021 . During 1 Q 21 , we extended their term by one year through an amended master lease, with a new maturity date of December 31 , 2022 . Also, the renewal options under the amended master lease will remain the same which provides three renewal options consisting of a three - year renewal option, a five - year renewal option and a 10 - year renewal option . The notice period for the first renewal option is January 1 , 2022 to April 30 , 2022 . During 2020 , we extended to Brookdale a $ 4 , 000 capital commitment which was available through December 31 , 2021 , and a $ 2 , 000 capital commitment which is available between January 1 , 2022 through December 31 , 2022 . However, any unused balance under the $ 2 , 000 commitment terminates if the master lease is not renewed by April 30 , 2022 . The yield on these capital commitments is 7% . As of December 31 , 2021 , we fully funded the $ 4 , 000 capital commitment under this agreement . Brookdale is current on rent payments through February 2022 . During 2020 , we consolidated our two master leases with an operator into one combined master lease and agreed to abate $ 650 of rent and allow the operator to defer rent as needed through March 31 , 2021 . The combined master lease was amended during 2021 and 2022 to extend the rent deferral period through March 31 , 2022 . The operator deferred rent of $ 1 , 268 for 4 Q 21 and a total of $ 867 in January and February 2022 . The deferred balance due from this operator is $ 5 , 822 as of February 2022 . The operator can defer rent up to $ 452 for March 2022 . Subsequent to December 31 , 2021 , an operator of two assisted living communities in California with a total of 232 units exercised the purchase option under their lease for approximately $ 43 , 700 . The communities have a gross book value of $ 31 , 814 and a net book value of $ 17 , 034 . We anticipate recognizing approximately $ 26 , 000 of gain on sale in 2 Q 22 . Subsequent to December 31 , 2021 , we entered into an agreement with the current operator to sell a 74 - unit assisted living community in Virginia for $ 16 , 895 . The community has a gross book value of $ 16 , 895 and a net book value of $ 15 , 655 . We anticipate recognizing approximately $ 1 , 300 of gain on sale in 2 Q 22 . In connection with the sale, the current operator will pay approximately $ 1 , 200 of lease termination fee . Other Operators

4Q 2021 SUPPLEMENTAL REPORT States in which we have some of the highest concentration of properties are states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State PORTFOLIO I 14 PORTFOLIO DIVERSIFICATION - GEOGRAPHY (AS OF DECEMBER 31, 2021) 1 28 STATES * Behavioral health care hospital SNF (73) ALF (119) OTH* (1) LAND (4) UDP (1) CA WA ME NV WY IL AR WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 17 1 2 3 1 2 4 2 1 5 6 17 17 2 7 7 3 8 4 13 7 6 1 22 2 5 7 1 1 2 1 2 3 1 2 2 MI 1 1 1 LA

4Q 2021 SUPPLEMENTAL REPORT 48.1% 17.9% 23.7% 8.0% 2.3% 0.0% 20.0% 40.0% 60.0% 80.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA 22 years 14 years 0 10 20 30 40 Skilled Nursing Assisted Living Years (1) The MSA rank by population as of July 1, 2019, as estimated by the United States Census Bureau. Approximately 66% of our properties are in the top 100 MSAs. Includes only our real estate investments. (1) Due to master leases with properties in various states, revenue by state is not available. (2) Excludes working capital notes totaling $16,808. Working capital notes are provided to certain operators under their master l eas es covering properties in various states. Therefore, the working capital notes outstanding balance is not available by state. (3) Includes one behavioral health care hospital and three parcels for land held - for - use and one parcel of land securing a first mor tgage held for future development of a post - acute skilled nursing center. (1) As calculated from construction date or major renovation/expansion date . Includes only our real estate investments . GROSS PORTFOLIO BY MSA (1) AVERAGE PORTFOLIO AGE (1) PORTFOLIO I 15 PORTFOLIO DIVERSIFICATION – GEOGRAPHY (28 STATES) (AS OF DECEMBER 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) # OF STATE (1)(2) PROPS % ALF % SNF % UDP % % Michigan 24 281,512$ 15.8% 21,422$ 2.3% 259,147$ 30.9% —$ — 943$ 7.2% Texas 34 274,626 15.4% 71,816 7.8% 202,810 24.2% — — — — Wisconsin 8 114,538 6.4% 100,592 10.9% 13,946 1.7% — — — — California 7 106,129 5.9% 83,867 9.1% 22,262 2.6% — — — — Colorado 13 104,514 5.8% 104,514 11.3% — — — — — — Illinois 5 88,135 4.9% 88,135 9.6% — — — — — — Ohio 9 86,829 4.9% 32,829 3.6% 54,000 6.4% — — — — Florida 11 80,540 4.5% 47,675 5.2% 32,865 3.9% — — — — New Jersey 4 62,832 3.5% 62,832 6.8% — — — — — — Kentucky 3 62,821 3.5% 14,301 1.5% 48,520 5.8% — — — — All Others 75 525,151 29.4% 294,359 31.9% 205,595 24.5% 13,000 100.0% 12,197 92.8% Total 193 1,787,627$ 100.0% 922,342$ 100.0% 839,145$ 100.0% 13,000$ 100.0% 13,140$ 100.0% OTH (3) INVESTMENT GROSS INVESTMENTGROSS

4Q 2021 SUPPLEMENTAL REPORT $17,500 $17,300 $4,875 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Dec-18 EBITDAR Dec-19 EBITDAR Anticipated 2022 Rent (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. The same store portfolio excludes each property currently, or formerly, operated by Senior Lifestyle and Senior Care and will be added back to SPP 15 months after the date of the transition to the new operator . (2) The coverage and occupancy levels at our properties may be adversely affected if COVID - 19 or another pandemic results in infecti ons on a large scale at our properties, early resident move - outs, our operators delay accepting new residents due to quarantines, and/or potential occupants postpone moving to a senior housing facility, and/or r esi dents delay or postpone elective surgeries at hospitals. (3) The occupancy for the 19 properties previously leased to Senior Lifestyle in January 31, 2022 and December 31, 2020 was 78% a nd 71%, respectively. ASSISTED LIVING SKILLED NURSING 1.61 1.59 2.08 2.06 71.3% 71.1% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 2.00 4.00 2Q21 3Q21 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy 0.84 0.78 1.04 0.99 74.0% 73.1% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2Q21 3Q21 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy SNF metrics include CSF, as allocated/reported by operators. Excluding CSF, the 3Q21 normalized EBITDAR and EBITDARM coverages were 0.99 and 1.45, respectively, and 0.99 and 1.44, respectively, for 2Q21. For the 91% of the reported SPP SNF, average monthly occupancy was 72% in January 2022, 71% in September 2021 and 70% in June 2021. ALF metrics include Coronavirus Stimulus Funds (“CSF”) as allocated/reported by operators. Excluding CSF, the 3Q21 normalized EBITDAR and EBITDARM coverages were 0.60 and 0.80, respectively, and 0.65 and 0.85, respectively, for 2Q21. See definition of Coronavirus Stimulus Funds on Page 28. For the 60% of the reported SPP ALF, occupancy was 80% at January 31, 2022, 78% at September 30, 2021 and 76% at June 30, 2021. PORTFOLIO I 16 REAL ESTATE INVESTMENTS METRICS (TRAILING TWELVE MONTHS THROUGH SEPTEMBER 30, 2021 AND JUNE 30, 2021) SAME PROPERTY PORTFOLIO (“SPP”) COVERAGE STATISTICS (1)(2) The occupancy for the six properties previously leased to Senior Lifestyle currently covered by leases with quarterly fair market rent resets in January 31, 2022 and December 31, 2020 was 69% and 60%, respectively. $4,000 $4,500 $880 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Dec-18 EBITDAR Dec-19 EBITDAR Anticipated 2022 Rent SENIOR LIFESTYLE (3) (FOR THE SIX PROPERTIES CURRENTLY COVERED BY LEASES WITH QUARTER LY FAIR MARKET RENT RESETS) SENIOR CARE/ABRI HEALTH (dollar amounts in thousands) (dollar amounts in thousands) The occupancy in January 31, 2022 and December 31, 2020 was flat at 57% each period.

4Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 17 PORTFOLIO UPDATE (AMOUNTS IN THOUSANDS) ABATED RENT ▪ $720 abated rent during 4Q21 ▪ Deferred rent of $1,268, net of repayments, during 4Q21. ▪ As of December 31, 2021, outstanding deferred rent of $5,682 related to assisted living communities. ▪ Our rent deferral agreements generally require the deferred rent to be paid within 6 to 36 months. ▪ LTC evaluated deferral requests with close attention to ongoing operations, rent coverage, corporate financial health and liquidity of the operator. DEFERRED RENT CONTRACTUAL 4Q21 RENT AND MORTGAGE INTEREST Collected, 97.3% - $72,114 Abated, 1.0% - $720 Deferred, 1.7% - $1,268 ▪ Provided a total of $867 of deferred rent and $480 of rent abatement in January and February 2022. ▪ Agreed to provide rent deferrals of up to $452 and abatements of up to $240 for March 2022. SUBSEQUENT TO DECEMBER 31, 2021

4Q 2021 SUPPLEMENTAL REPORT DECEMBER 31, 2021 Revolving line of credit - WA rate 1.4% (1) 110,900$ Term loans, net of debt issue costs - WA rate 2.6% (1) 99,363 Senior unsecured notes, net of debt issue costs - WA rate 4.4% (2) 512,456 Total debt - WA rate 3.7% 722,719 35.0% No. of shares Common stock 39,374,044 34.14$ (3) 1,344,230 65.0% Total Market Value 1,344,230 2,066,949$ 100.0% Add: Non-controlling interest 8,413 Less: Cash and cash equivalents (5,161) 2,070,201$ Debt to Enterprise Value 34.9% Debt to Annualized Adjusted EBITDAre (4) 6.0x ENTERPRISE VALUE TOTAL VALUE CAPITALIZATION DEBT EQUITY 12/31/2021 Closing Price (1) During 4Q21, our credit agreement was amended to extend the maturity to November 2025 and decreased the aggregate commitment to $500,000 comprised of a $400,000 revolving line of credit and two $50,000 term loans. In connection with entering into the tw o t erm loans, we entered into interest rate swap agreements to effectively fix the interest rate on the two term loans at 2.56% and 2.6 9%, respectively. See Form 10 - K for additional information on the credit agreement. Subsequent to December 31, 2021, we borrowed $22,000 under our unsecured revolving line of credit. Accordingly, we have $132,900 outstanding with $267,100 available for borrowing . (2) Represents outstanding balance of $512,980, net of debt issue costs of $524. Subsequent to December 31, 2021, we repaid $7,000 in scheduled principal paydowns on our senior unsecured notes. (3) Closing price of our common stock as reported by the NYSE on December 31, 2021. (4) See page 22 for reconciliation of annualized adjusted EBITDA re . FINANCIAL I 18 ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES)

4Q 2021 SUPPLEMENTAL REPORT LEVERAGE RATIOS COVERAGE RATIOS LINE OF CREDIT LIQUIDITY FINANCIAL I 19 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) $110,900 $89,900 $93,900 $112,000 $289,100 $510,100 $506,100 $488,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2021 2020 2019 2018 Balance Available 6.0x 4.3x 6.0x 4.4x 4.4x 4.9x 4.6x 4.8x 0.0 2.0 4.0 6.0 8.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 4Q21 2021 2020 2019 38.4% 34.9% 35.8% 29.8% 37.2% 28.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 2021 2020 2019

4Q 2021 SUPPLEMENTAL REPORT Senior Unsecured Notes 70.9% Term Loans 13.8% Revolving Line of Credit 15.3% $110,900 $50,000 $50,000 $48,160 $49,160 $49,160 $49,500 $51,500 $54,500 $55,000 $156,000 $- $100,000 $200,000 $300,000 $400,000 2022 2023 2024 2025 2026 2027 2028 Thereafter Revolving Line of Credit Term Loans Senior Unsecured Notes (1) During 4Q21, our credit agreement was amended to extend the maturity to November 2025 and decreased the aggregate commitment to $500,000 comprised of a $400,000 revolving line of credit and two $50,000 term loans. In connection with entering into the two term loans, we entered into int ere st rate swap agreements to effectively fix the interest rate on the two term loans at 2.56% and 2.69%, respectively. See Form 10 - K for additional information on the credit agreement. S ubsequent to December 31, 2021, we borrowed $22,000 under our unsecured revolving line of credit. Accordingly, we have $132,900 outstanding with $267,100 available for b orr owing. (2) Reflects scheduled principal payments. Subsequent to December 31, 2021, we repaid $7,000 in scheduled principal paydowns on o ur senior unsecured notes. (3) Excludes debt issue costs which are netted against the principal outstanding in the term loans and senior unsecured notes bal anc e on our Consolidated Balance Sheets shown on page 24. DEBT STRUCTURE (3) FINANCIAL I 20 DEBT MATURITY (AS OF DECEMBER 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) REVOLVING SENIOR LINE OF TERM UNSECURED % OF YEAR CREDIT (1) LOANS (1) NOTES (2) TOTAL TOTAL 2022 —$ —$ 48,160$ 48,160$ 6.7% 2023 — — 49,160 49,160 6.8% 2024 — — 49,160 49,160 6.8% 2025 110,900 50,000 49,500 210,400 29.1% 2026 — 50,000 51,500 101,500 14.0% 2027 — — 54,500 54,500 7.5% 2028 — — 55,000 55,000 7.6% Thereafter — — 156,000 156,000 21.5% Total 110,900$ 100,000$ (3) 512,980$ (3) 723,880$ (3) 100.0%

4Q 2021 SUPPLEMENTAL REPORT (1) Includes outstanding gross revolving line of credit, term loans, net of debt issue costs, and senior unsecured notes, net of debt issue costs. (1) For leases and loans in place at December 31, 2021, assuming no renewals, modifications or replacements and no new investments are added to our portfolio. (1) QoQ decreased primarily due to lower rental income related to the transition of properties previously leased to Senior Care and Senior Care’s parent company, Abri Health, and Senior Lifestyle, and abated and deferred rent, partially offset by increased rent from annual rent escalations and capital improvement funding. YoY: Decreased primarily due to QoQ explanation and 50% 2021 escalation reduction. (2) Due to the timing of certain operators’ property tax escrow receipts and payment of related taxes. (3) Decrease primarily due to more leases accounted for on a cash basis as compared to the prior period and for those on an accrual basis the cash rent is higher than the GAAP rent in 4Q21. (4) Represents the write - off of an operator’s straight - line rent receivable during 1Q21. (5) Represents a write - off of straight - line rent receivable relating to Senior Lifestyle in 2Q20 and Genesis and another operator in 3Q20. NON - CASH REVENUE COMPONENTS COMPONENTS OF RENTAL INCOME FINANCIAL I 21 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) 12/31/19 Gross investments $ 1,804,435 $ 1,737,795 $ 1,778,341 Net investments $ 1,426,070 $ 1,385,414 $ 1,427,845 Gross asset value $ 1,883,190 $ 1,811,867 $ 1,864,705 Total debt (1) $ 722,719 $ 649,382 $ 693,388 Total liabilities (1) $ 759,698 $ 683,680 $ 728,783 Total equity $ 745,127 $ 775,806 $ 785,426 12/31/2012/31/21 Cash rent 26,725$ 34,435$ (7,710)$ (1) 107,692$ 132,900$ (25,208)$ (1) Operator reimbursed real estate tax revenue 3,677 3,371 306 (2) 14,332 15,056 (724) (2) Straight-line rent (152) 77 (229) (3) 467 1,778 (1,311) (3) Straight-line rent write-off — — — (758) (4) (23,029) (5) 22,271 Amortization of lease incentives (222) (109) (113) (608) (611) 3 Total rental income 30,028$ 37,774$ (7,746)$ 121,125$ 126,094$ (4,969)$ Variance THREE MONTHS ENDED TWELVE MONTHS ENDED DECEMBER 31,DECEMBER 31, 2021 2020 2021 2020Variance 4Q21 1Q22 (1) 2Q22 (1) 3Q22 (1) 4Q22 (1) (152)$ (234)$ (292)$ (337)$ (416)$ (222) (223) (223) (223) (185) 1,393 1,314 1,348 1,360 1,304 1,019$ 857$ 833$ 800$ 703$ Straight-line rent Amortization of lease incentives Effective interest Net

4Q 2021 SUPPLEMENTAL REPORT RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES FINANCIAL I 22 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) Net income 12,930$ 56,224$ 95,677$ 80,872$ Less: Gain on sale of real estate, net (70) (7,462) (44,117) (2,106) Less: Gain on insurance proceeds — — (373) (3) (2,111) (3) Add: Loss on unconsolidated joint ventures — — 758 (4) — Add: Impairment loss from investments — — 3,977 (5) 5,500 (4) Add: Interest expense 6,933 27,375 29,705 30,582 Add: Depreciation and amortization 9,449 38,296 39,071 39,216 EBITDAre 29,242 114,433 124,698 151,953 Add/(less): Non-recurring one-time items 869 (1) 5,947 (2) 22,841 (6) (1,535) (7) Adjusted EBITDAre 30,111$ 120,380$ 147,539$ 150,418$ Interest expense 6,933$ 27,375$ 29,705$ 30,582$ Add: Capitalized interest — — 354 608 Fixed charges (8) 6,933$ 27,375$ 30,059$ 31,190$ Annualized Adjusted EBITDAre 120,444$ Annualized Fixed Charges 27,732$ Debt (net of debt issue costs) 722,719$ 722,719$ 649,382$ 693,388$ Debt to Adjusted EBITDAre 6.0x (8) 6.0x (8) 4.4x 4.6x Adjusted EBITDAreto Fixed Charges 4.3x 4.4x 4.9x 4.8x THREE MONTHS ENDED FOR THE YEAR ENDED 12/31/2021 12/31/21 12/31/2020 12/31/2019 (1) Represents the provision for credit losses related to the origination of $ 86 , 900 of mortgage loans during 4 Q 21 . (2) Represents the Senior Care and Abri Health settlement payment ( $ 3 , 895 ), the straight - line rent receivable write - off ( $ 758 ), the provisions for credit losses ( $ 869 ), and the 50 % reduction of 2021 rent and interest escalations ( $ 425 ) . (3) Represents the gain from insurance proceeds related to previously sold properties . (4) In 4 Q 19 , we wrote down our investment in an unconsolidated joint venture (“JV”) by $ 5 , 500 to its estimated fair value as a result of the JV entering into a contract to the sell the properties comprising the JV . In 2 Q 20 , the JV sold the properties and we incurred an additional loss of $ 758 . (5) Represents an impairment loss relating to a 48 - unit memory care in Colorado and a 61 - unit assisted living community in Florida which was sold in 1 Q 21 . (6) Represents the $ 23 , 029 straight - line rent receivable write - off related to Senior Lifestyle, Genesis and another operator and the Senior Lifestyle lease incentives write - off of $ 185 offset by the gain from insurance proceeds ( $ 373 ) . (7) Represents the gain from insurance proceeds ( $ 2 , 111 ) and deferred rent repayment of $ 1 , 350 from an operator offset by $ 1 , 926 write - off of straight - line rent receivable due a lease termination . (8) Increase due to additional borrowings for $ 98 , 215 of initial investments in 3 Q 21 and 4 Q 21 .

4Q 2021 SUPPLEMENTAL REPORT FINANCIAL I 23 INCOME STATEMENT DATA (AUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2021 2020 Revenues Rental income 30,028$ 37,774$ 121,125$ 126,094$ Interest income from mortgage loans 9,032 7,909 32,811 31,396 Interest and other income 381 590 1,386 1,847 Total revenues 39,441 46,273 155,322 159,337 Expenses Interest expense 6,933 7,088 27,375 29,705 Depreciation and amortization 9,449 9,839 38,296 39,071 Impairment charge — 3,036 — 3,977 Provision (recovery) for credit losses 962 (2) 1,021 (3) Transaction costs 162 102 4,433 299 Property tax expense 3,679 3,380 15,392 15,065 General and administrative expenses 5,772 5,216 21,460 19,710 Total expenses 26,957 28,659 107,977 107,824 Other Operating Income Gain on sale of real estate, net 70 44 7,462 44,117 Operating Income 12,554 17,658 54,807 95,630 Gain from property insurance proceeds — — — 373 Loss on unconsolidated joint ventures — (138) — (758) Income from unconsolidated joint ventures 376 145 1,417 432 Net Income 12,930 17,665 56,224 95,677 Income allocated to non-controlling interests (92) (92) (363) (384) Net income attributable to LTC Properties, Inc. 12,838 17,573 55,861 95,293 Income allocated to participating securities (112) (103) (458) (422) Net income available to common stockholders 12,726$ 17,470$ 55,403$ 94,871$ Earnings per common share: Basic $0.32 $0.45 $1.41 $2.42 Diluted $0.32 $0.45 $1.41 $2.42 Weighted average shares used to calculate earnings per common share: Basic 39,177 39,062 39,156 39,179 Diluted 39,177 39,147 39,156 39,264 Dividends declared and paid per common share $0.57 $0.57 $2.28 $2.28 THREE MONTHS ENDED DECEMBER 31, 2021 DECEMBER 31, 2021 TWELVE MONTHS ENDED

4Q 2021 SUPPLEMENTAL REPORT FINANCIAL I 24 CONSOLIDATED BALANCE SHEETS (AUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) ASSETS Investments: Land $ 123,239 $ 127,774 Buildings and improvements   1,285,318   1,324,227 Accumulated depreciation and amortization   (374,606)   (349,643) Real property investments, net   1,033,951   1,102,358 Mortgage loans receivable, net of loan loss reserve: 2021—$3,473; 2020—$2,592   344,442   257,251 Real estate investments, net   1,378,393   1,359,609 Notes receivable, net of loan loss reserve: 2021—$286; 2020—$146   28,337   14,465 Investments in unconsolidated joint ventures 19,340 11,340 Investments, net   1,426,070   1,385,414 Other assets: Cash and cash equivalents   5,161   7,772 Debt issue costs related to revolving line of credit   3,057   1,324 Interest receivable   39,522   32,746 Straight-line rent receivable   24,146   24,452 Lease incentives 2,678 2,462 Prepaid expenses and other assets   4,191   5,316 Total assets $ 1,504,825 $ 1,459,486 LIABILITIES Revolving line of credit $ 110,900 $ 89,900 Term loans, net of debt issue costs: 2021—$637; 2020—$0 99,363 — Senior unsecured notes, net of debt issue costs: 2021—$524; 2020—$658   512,456   559,482 Accrued interest   3,745   4,216 Accrued expenses and other liabilities   33,234   30,082 Total liabilities   759,698   683,680 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2021—39,374; 2020—39,242  394   392 Capital in excess of par value   856,895   852,780 Cumulative net income   1,444,636   1,388,775 Comprehensive expense (172) — Cumulative distributions   (1,565,039)   (1,474,545) Total LTC Properties, Inc. stockholders’ equity   736,714   767,402 Non-controlling interests   8,413   8,404 Total equity   745,127   775,806 Total liabilities and equity $ 1,504,825 $ 1,459,486 DECEMBER 31, 2020DECEMBER 31, 2021

4Q 2021 SUPPLEMENTAL REPORT (1) Represents the provision for credit losses related to the origination of $ 86 , 900 of mortgage loans during 4 Q 21 . (2) Represents the Senior Care and Abri Health settlement payment ( $ 3 , 895 ), the straight - line rent receivable write - off ( $ 758 ), the provisions for credit losses ( $ 869 ), and the 50 % reduction of 2021 rent and interest escalations ( $ 425 ) . (3) Represents the write - off of straight - line rent receivable due to transitioning rental revenue recognition to cash basis . (4) Represents the Senior Care and Abri Health settlement payment ( $ 3 , 895 ), and the cash impact of the 50 % reduction of 2021 rent and interest escalations ( $ 1 , 337 ) . (5) Represents the sum of (6) and (7) offset by (8) below . (6) Includes the Senior Lifestyle lease incentives write - off of $ 185 . (7) Represents the write - off of straight - line rent receivable related Senior Lifestyle, Genesis Healthcare and another operator ( $ 23 , 029 ) . (8) Represents the gain from insurance proceeds related to previously sold property ( $ 373 ) . FINANCIAL I 25 FUNDS FROM OPERATIONS – RECONCILIATION OF FFO AND FAD (AUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2021 2020 GAAP net income available to common stockholders 12,726$ 17,470$ 55,403$ 94,871$ Add: Impairment charge — 3,036 — 3,977 Add: Depreciation and amortization 9,449 9,839 38,296 39,071 (Less)/add: (Gain) Loss on sale of investments, net (70) 94 (7,462) (43,359) NAREIT FFO attributable to common stockholders 22,105$ 30,439$ 86,237$ 94,560$ $0.56 $0.78 $2.20 $2.41 NAREIT FFO attributable to common stockholders 22,105$ 30,439$ 86,237$ 94,560$ Add: Non-recurring items 869 (1) — 5,947 (2) 22,841 (5) 22,974$ 30,439$ 92,184$ 117,401$ NAREIT FFO attributable to common stockholders 22,105$ 30,439$ 86,237$ 94,560$ Non-cash income: Less: Straight-line rental income 152 (77) (467) (1,778) Add: Amortization of lease incentives 222 109 608 611 (6) Add: Other non-cash expense — — 758 (3) 23,029 (7) Less: Effective interest income from mortgage loans (1,393) (1,506) (6,093) (6,154) Net non-cash income (1,019) (1,474) (5,194) 15,708 Non-cash expense: Add: Non-cash compensation charges 1,975 1,781 7,760 7,012 Add: Provisions for doubtful accounts and notes 962 (2) 1,021 (3) Less: Capitalized interest — — — (354) Net non-cash expense 2,937 1,779 8,781 6,655 Funds available for distribution (FAD) 24,023$ 30,744$ 89,824$ 116,923$ Less: Non-recurring income — — 5,232 (4) (373) (8) Funds available for distribution (FAD), excluding non-recurring items 24,023$ 30,744$ 95,056$ 116,550$ FFO attributable to common stockholders, excluding non-recurring items THREE MONTHS ENDED TWELVE MONTHS ENDED DECEMBER 31 DECEMBER 31 NAREIT Diluted FFO attributable to common stockholders per share

4Q 2021 SUPPLEMENTAL REPORT FOR THE THREE MONTHS ENDED DECEMBER 31, FFO/FAD attributable to common stockholders 22,105$ 30,439$ 24,023$ 30,744$ Non-recurring one-time items 869 (1) — — — FFO/FAD attributable to common stockholders excluding non-recurring items 22,974 30,439 24,023 30,744 Effect of dilutive securities: Participating securities 112 103 112 103 Diluted FFO/FAD excluding non-recurring items 23,086$ 30,542$ 24,135$ 30,847$ 39,177 39,062 39,177 39,062 Effect of dilutive securities: Stock options — — — — Performance-based stock units — 85 — 85 Participating securities 197 180 197 180 Shares for diluted FFO/FAD per share 39,374 39,327 39,374 39,327 FOR THE TWELVE MONTHS ENDED DECEMBER 31, FFO/FAD attributable to common stockholders 86,237$ 94,560$ 89,824$ 116,923$ Non-recurring one-time items 5,947 (2) 22,841 (3) 5,232 (4) (373) (5) FFO/FAD attributable to common stockholders excluding non-recurring items 92,184 117,401 95,056 116,550 Effect of dilutive securities: Participating securities 458 422 458 422 Diluted FFO/FAD 92,642$ 117,823$ 95,514$ 116,972$ 39,156 39,179 39,156 39,179 Effect of dilutive securities: Stock options — — — — Performance based stock units — 85 — 85 Participating securities 197 174 197 174 Shares for diluted FFO/FAD per share 39,353 39,438 39,353 39,438 FAD 2021 2020 2021 2020 Shares for basic FFO/FAD per share 2021 2020 2020 Shares for basic FFO/FAD per share FFO FAD 2021 FFO FINANCIAL I 26 FUNDS FROM OPERATIONS – RECONCILIATION OF FFO PER SHARE (AUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) (1) Represents the provision for credit losses related to the origination of $ 86 , 900 of mortgage loans during 4 Q 21 . (2) Represents the Senior Care and Abri Health settlement payment ( $ 3 , 895 ), the straight - line rent receivable write - off ( $ 758 ), the provisions for credit losses ( $ 869 ), and the 50 % reduction of 2021 rent and interest escalations ( $ 425 ) . (3) Represents the write - off of straight - line rent receivable related Senior Lifestyle, Genesis Healthcare and another operator ( $ 23 , 029 ) offset by (5) below . (4) Represents the Senior Care and Abri Health settlement payment ( $ 3 , 895 ), and the cash impact of the 50 % reduction of 2021 rent and interest escalations ( $ 1 , 337 ) . (5) Represents the gain from insurance proceeds related to previously sold property ( $ 373 ) .

4Q 2021 SUPPLEMENTAL REPORT 27 ESG (ENVIRONMENTAL, SOCIAL & GOVERNANCE) At LTC, we recognize the importance of being good corporate stewards through socially responsible and sustainable practices within the confines of a REIT structure holding predominantly triple - net leases . We believe that integrating Environmental, Social and Governance (“ESG”) initiatives into our strategic objectives will contribute to our long - term success . In support of these initiatives, an internal working group in 2020 commenced a review of our ESG profile with the goal of enhancing our company’s corporate responsibility and sustainability practices . Our Board has formed a new committee to address diversity and ESG initiatives . We intend to provide more reporting about our ESG initiatives throughout the coming years . Driving Stakeholder Value Through Social Responsibility

4Q 2021 SUPPLEMENTAL REPORT Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Coronavirus Stimulus Funds (“CSF”) : CSF includes funding from various state and federal programs to support healthcare providers in dealing with the challenges of the coronavirus pandemic . Included in CSF are state - specific payments identified by operators as well as federal payments connected to the Paycheck Protection Program and the Provider Relief Fund . CSF is self - reported by operators in unaudited financial statements provided to LTC . Specifically excluded from CSF are the suspension of the Medicare sequestration cut, and increases to the Federal Medical Assistance Percentages (FMAP), both of which are reflected in reported coverage both including and excluding CSF . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . GLOSSARY I 28 GLOSSARY

4Q 2021 SUPPLEMENTAL REPORT Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Real Estate Investments : Represents our investments in real property and mortgage loan receivables . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Each property currently, or formerly, operated by Senior Lifestyle and Senior Care has been excluded from SPP and will be added back to SPP 15 months after the date of the transition to the new operator . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . GLOSSARY I 29 GLOSSARY